UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8349

Name of Fund: MuniHoldings Florida Insured Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings
      Florida Insured Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/03

Date of reporting period: 09/01/02 - 2/28/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
February 28, 2003

MuniHoldings
Florida
Insured Fund

www.mlim.ml.com

                       MuniHoldings Florida Insured Fund

The Benefits and
Risks of
Leveraging

MuniHoldings Florida Insured Fund utilizes leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap
Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                            MuniHoldings Florida Insured Fund, February 28, 2003

DEAR SHAREHOLDER

For the six months ended February 28, 2003, the Common Shares of MuniHoldings Florida Insured Fund had a net annualized yield of 6.11%, based on a period-end share net asset value of $15.70 and $.476 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +5.28%, based on a change in per share net asset value from $15.41 to $15.70, and assuming reinvestment of $.475 per share ordinary income dividends.

For the six-month period ended February 28, 2003, the Fund's Preferred Shares had an average yield as follows: Series A, 1.03%; Series B, 1.19%; Series C, 1.11%; Series D, 1.23%; and Series E, 1.23%.

The Municipal Market Environment

During the six-month period ended February 28, 2003, long-term fixed income interest rates continued to move lower. As they had in 2002, declining U.S. equity markets and escalating worldwide political tensions easily overshadowed the incipient U.S. economic recovery, allowing bond yields to fall to recent historical lows. Economic releases, such as national employment and purchasing manager surveys, were generally weak early in the period. Additionally, at its August 2002 meeting, the Federal Reserve Board indicated that concerns about future economic weakness outweighed those of rising inflation. This signaled that the Federal Reserve Board was more likely to continue to lower short-term interest rates to boost economic activity rather than to raise them to reduce inflationary pressures. These factors combined to generate a very favorable fixed income environment in September 2002. The dramatic decline in equity values during September also helped trigger a significant fixed income rally as investors sought the safe-haven status of U.S. Treasury issues. By the end of September, U.S. Treasury bond yields fell to 4.65%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 (S&P 500) Index rose over 8% for October, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. As they have throughout most of the period, bond prices traded in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. Fixed income bond yields remained under pressure in November as U.S. equity markets continued to strengthen. During November, the S&P 500 Index rose an additional 5.5%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. By the end of the third quarter, gross domestic product growth was 4%, well above the second quarter 2002 rate of 1.3%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (.50%) to 1.25%, its lowest level since the 1960s. Recent action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, over the past three months, softer equity prices and renewed investor concerns about U.S. military action against Iraq and nuclear tensions in North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 8% during the last three months. Fearing a U.S./Iraq military confrontation in early 2003, investors again sought the safety of U.S. Treasury obligations. During February, U.S. Treasury bond yields declined more than 25 basis points to end the period at 4.67%. Over the last six months, U.S. Treasury bond yields fell more than 25 basis points.

For the six-month period ended February 28, 2003, tax-exempt bond prices also continued to rise. In recent months, municipal bond yields have declined in response to the positive fixed income environment engendered by falling equity valuations. Price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury bond price improvement as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury obligations enjoy in periods of economic and political instability. Additionally, tax-exempt bond issuance increased dramatically in the last half of 2002, removing some of the positive technical support the municipal bond market enjoyed earlier in the year. At February 28, 2003, long-term municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.10%, a decline of approximately 15 basis points during the last six months.

A number of factors combined to generate consistently strong demand for municipal bonds throughout the six-month period ended February 28, 2003. Declining U.S. equity markets supported continued positive demand for tax-exempt products as investors sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors renewed approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors have not been totally able to offset the increase in tax-exempt new-issue supply that has resulted in the underperformance seen in recent months. This price underperformance served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been available for purchase at yields near or exceeding those of comparable U.S. Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. Consequently, fixed income bond yields have continued to decline to recent historic lows and to levels that may not be supported by economic fundamentals alone. It is important to note that, despite all the negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.5% rate for all of 2002, twice that of 2001. Similar expansion is expected in early 2003. However, until both Iraqi and North Korean conflicts are resolved, any meaningful increase in interest rates is unlikely.

Some analysts expect that, upon resolution of these conflicts, U.S. business conditions will quickly improve. Bond yields, especially U.S. Treasury securities, which have enjoyed a significant safe-haven benefit, are also expected to quickly rise. However, it is questionable to expect that even a quick, positive closure to these hostilities would restore business and investor confidence to the extent that U.S. economic growth would dramatically explode and foster associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, within the content of negligible inflationary pressures, should not greatly endanger the positive fixed income environment tax-exempt products are currently experiencing.

Specific to Florida, the state's General Fund budget proposal for the fiscal year 2003 - 2004 is $53.9 billion, a 7% increase from the prior year. This budget will attempt to close a $2 billion fiscal year 2004 operating shortfall. It includes currently passed referendums for smaller classroom sizes, enrolling four-year olds as pre-kindergartners and a high-speed rail line. Florida is projected to end fiscal year 2002 - 2003 with an operating surplus of $140 million and a Rainy Day Fund at $960 million, a sharp contrast to most other states. With the implementation of the constitutional amendments, spending will increase faster than revenues and will force the state to borrow. In fiscal year 2004, $3 billion is earmarked for schools. However, this is just part of an estimated $4 billion - $27 billion cost for education during the next eight years. With this increase in spending in the current fiscal year, other programs will be reduced and/or eliminated to pick up the expense. Some proposed cuts include $200 million from transportation, $111 million from universities and $51 million from juvenile crime prevention. Additional expenditure savings will be derived by outsourcing

                                     2 & 3

                            MuniHoldings Florida Insured Fund, February 28, 2003

state agency functions such as payroll and benefits administration, totaling another $200 million. These reductions, along with an increase in the corporate tax structure, the inclusion of video lottery terminals at racetracks and improving sales tax collections are estimated to generate more than $1 billion. Proposed expenditure reductions and revenue increases, along with a sizeable Rainy Day Fund, will enable the state to operate without increasing other taxes. However, the state balanced its budget by burdening local governments and universities by asking the voters to increase local sales taxes and/or increase tuition to meet local operations. Even though the state is being pressured by a weak national economy, we believe it is in position in the coming year to perform well, given their prospective management and financial flexibility.

Portfolio Strategy

For the six months ended February 28, 2003, we maintained the Fund's neutral position, as we focused on reducing the volatility of the Fund. We continued to sell some of the Fund's 10-year - 15-year bonds and purchased larger-couponed bonds maturing in 20 years - 30 years. These longer maturities are expected to enhance the Fund's income stream and help preserve asset valuations during future periods of market volatility. During the period, new-issue supply was up approximately 40% compared to the same period a year ago. Despite the heavy supply, retail and institutional demand remained robust. This strong demand hindered us from fully implementing our desired strategy. The vast majority of new bond issuance has been structured as par bonds, which are more price sensitive and produce less income than desired premium coupon structured issues. Going forward, the municipal bond curve is expected to remain quite steep. Therefore, we look to maintain the Fund's neutral position and will remain fully invested in an effort to enhance shareholder income.

During the period, the Fund's borrowing costs remained in the 1% - 1.5% range, with interest rates presently below 1%. These very attractive funding levels, in combination with the steep tax-exempt yield curve, generated a significant income benefit to the Fund's Common Shareholders from the leveraging of the Preferred Shares. We do not anticipate any material reduction in the Fund's borrowing costs in 2003 as additional monetary policy easing by the Federal Reserve Board is not expected. We anticipate the Fund's short-term borrowing costs to remain in the 1% - 1.5% range for most of the year. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniHoldings Florida Insured Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Portfolio Manager

March 26, 2003

PROXY RESULTS

During the six-month period ended February 28, 2003, MuniHoldings Florida Insured Fund's Common Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 28, 2003. The description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Shares Voted        Shares Withheld
                                                                                                   For               From Voting
----------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Trustees:        Terry K. Glenn                                          35,778,859             650,574
                                        Ronald W. Forbes                                        35,777,849             651,584
                                        Cynthia A. Montgomery                                   35,772,292             657,141
                                        Kevin A. Ryan                                           35,748,272             681,161
                                        Roscoe S. Suddarth                                      35,767,030             662,403
                                        Edward D. Zinbarg                                       35,766,201             663,232
----------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended February 28, 2003, MuniHoldings Florida Insured Fund's Preferred Shareholders (Series A-E) voted on the following proposal. The proposal was approved at a shareholders' meeting on January 28, 2003. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Shares Voted        Shares Withheld
                                                                                                   For               From Voting
----------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Trustees: Terry K. Glenn, Ronald W. Forbes,
   Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth,
   Richard R. West and Edward D. Zinbarg                                                          12,007                 18
----------------------------------------------------------------------------------------------------------------------------------

QUALITY PROFILE

The quality ratings of securities in the Fund as of February 28, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ................................................................   91.7%
AA/Aa ..................................................................    1.0
A/A ....................................................................    5.5
NR (Not Rated) .........................................................    1.8
--------------------------------------------------------------------------------


                                     4 & 5

                            MuniHoldings Florida Insured Fund, February 28, 2003

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P    Moody's      Face
STATE                  Ratings  Ratings     Amount   Issue                                                                   Value
====================================================================================================================================
California--1.7%         A        A1       $10,000   Golden State Tobacco Securitization Corporation, California,
                                                     Tobacco Settlement Revenue Bonds, Series 2003-A-1, 6.75% due
                                                     6/01/2039                                                               $ 9,852
====================================================================================================================================
Florida--151.1%          AA       NR*        5,670   Beacon Tradeport Community Development District, Florida,
                                                     Special Assessment Revenue Refunding Bonds (Commercial
                                                     Project), Series A, 5.625% due 5/01/2032 (l)                              6,009
                       -------------------------------------------------------------------------------------------------------------
                                                     Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (d)(g):
                         NR*      Aaa        4,565    6.80% due 3/01/2028                                                      4,773
                         NR*      Aaa          710    (Multi-County Program), 6.30% due 3/01/2020                                767
                       -------------------------------------------------------------------------------------------------------------
                         NR*      Aaa        1,815   Broward County, Florida, HFA, S/F Mortgage Revenue Bonds,
                                                     AMT, 6.70% due 2/01/2028 (d)(g)                                           1,892
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa       10,000   Broward County, Florida, School Board, COP, 5% due 7/01/2028 (a)         10,208
                       -------------------------------------------------------------------------------------------------------------
                                                     Clay County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (d):
                         NR*      Aaa        2,750    6.55% due 3/01/2028 (i)                                                  2,876
                         NR*      Aaa        1,835    (Multi-County Program), 6.375% due 10/01/2026 (g)                        1,978
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        1,320   Clay County, Florida, School Board, COP (Master Lease Program),
                                                     5.75% due 7/01/2022 (a)                                                   1,453
                       -------------------------------------------------------------------------------------------------------------
                         NR*      NR*        5,000   Collier County, Florida, IDA, IDR, Refunding (Southern States
                                                     Utilities), AMT, 6.50% due 10/01/2025                                     4,982
                       -------------------------------------------------------------------------------------------------------------
                         AAA      NR*       11,350   Dade County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                                     6.70% due 4/01/2028 (d)(g)                                               11,892
                       -------------------------------------------------------------------------------------------------------------
                                                     Dade County, Florida, Water and Sewer System Revenue Bonds (h):
                         AAA      Aaa       20,575    5.25% due 10/01/2021                                                    21,861
                         AAA      Aaa       21,640    5.25% due 10/01/2026                                                    22,475
                       -------------------------------------------------------------------------------------------------------------
                         NR*      Aaa        9,140   Duval County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                                     6.30% due 10/01/2029 (a)(d)(g)                                            9,807
                       -------------------------------------------------------------------------------------------------------------
                                                     Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds
                                                     (Multi-County Program), AMT, Series A (a)(i):
                         NR*      Aaa        2,200    6.30% due 10/01/2020                                                     2,378
                         NR*      Aaa        8,000    6.375% due 10/01/2026                                                    8,624
                       -------------------------------------------------------------------------------------------------------------
                         NR*      Aaa       18,600   Escambia County, Florida, Health Facilities Authority, Health
                                                     Facility Revenue Bonds (Florida Health Care Facility Loan),
                                                     5.95% due 7/01/2020 (b)                                                  20,479
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        5,580   Escambia County, Florida, Health Facilities Authority, Revenue
                                                     Refunding Bonds (Ascension Health Credit), Series A-1, 5.75%
                                                     due 11/15/2029 (b)                                                        6,042
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        3,630   Florida HFA, Homeowner Mortgage Revenue Refunding Bonds, AMT,
                                                     Series 2, 5.75% due 7/01/2014 (a)                                         3,855
                       -------------------------------------------------------------------------------------------------------------
                         NR*      Aaa       15,160   Florida HFA, Revenue Refunding Bonds, AMT, RITR, Series 12,
                                                     10.30% due 7/01/2029 (a)(f)                                              16,615
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        2,925   Florida HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series
                                                     A, 6.65% due 1/01/2024 (d)(g)                                             3,060
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        2,750   Florida Housing Finance Corporation, Homeowner Mortgage Revenue
                                                     Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (c)                   2,973
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        2,055   Florida Housing Finance Corporation, Housing Revenue Bonds
                                                     (Waverly Apartments), AMT, Series C-1, 6.30% due 7/01/2030 (c)            2,247
                       -------------------------------------------------------------------------------------------------------------
                                                     Florida Municipal Loan Council Revenue Bonds, Series B (a):
                         AAA      Aaa        1,500    5.25% due 11/01/2020                                                     1,601
                         AAA      Aaa        1,285    5.375% due 11/01/2025                                                    1,357
                         AAA      Aaa        4,150    5.375% due 11/01/2030                                                    4,360
                       -------------------------------------------------------------------------------------------------------------
                                                     Florida State Board of Education, Capital Outlay, GO, Public Education:
                         AAA      Aaa        6,600    Series C, 5.75% due 6/01/2023 (h)                                        7,248
                         AAA      Aaa        1,000    Series C, 5.75% due 6/01/2029 (h)                                        1,091
                         AAA      Aaa        7,000    Series E, 5.625% due 6/01/2029 (c)                                       7,529
                       -------------------------------------------------------------------------------------------------------------
                         AAA      NR*        3,450   Florida State Board of Education, Capital Outlay, GO, RIB,
                                                     Series 190, 10.36% due 1/01/2015 (c)(f)                                   4,102
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa       12,000   Florida State Board of Education, GO, Public Education,
                                                     Series B, 5.75% due 6/01/2005 (a)(j)                                     13,318
                       -------------------------------------------------------------------------------------------------------------
                                                     Florida State Board of Education, Lottery Revenue Bonds (h):
                         AAA      NR*       12,725    DRIVERS, Series 222, 10.78% due 7/01/2017 (f)                           17,264
                         AAA      Aaa        9,330    Series A, 5.25% due 7/01/2018                                           10,055
                         AAA      Aaa        7,500    Series C, 5.25% due 7/01/2020                                            7,989
                       -------------------------------------------------------------------------------------------------------------
                         AAA      NR*        8,500   Florida State Board of Education, Public Education, GO, Refunding,
                                                     Series D, 5.75% due 6/01/2022 (c)                                         9,507
                       -------------------------------------------------------------------------------------------------------------
                                                     Florida State Board of Regents, Housing Revenue Bonds (h):
                         AAA      Aaa        1,000    (University of Central Florida), 5.25% due 10/01/2026                    1,043
                         AAA      Aaa        1,080    (University of Florida), 6% due 7/01/2018                                1,235
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        7,165   Florida State Board of Regents, University Systems Improvement
                                                     Revenue Bonds, 5.25% due 7/01/2022 (a)                                    7,424
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        3,505   Florida State Department of General Services, Division Facilities
                                                     Management Revenue Bonds (Florida Facilities Pool), Series A, 6%
                                                     due 9/01/2025 (b)                                                         3,929
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        8,795   Florida State Department of Transportation, GO, 5% due 7/01/2025 (a)      9,023
                       -------------------------------------------------------------------------------------------------------------
                         AAA      NR*       14,325   Florida State Turnpike Authority, Turnpike Revenue Bonds, DRIVERS,
                                                     Series 218, 11.09% due 7/01/2029 (f)(h)                                  19,242
                       -------------------------------------------------------------------------------------------------------------
                                                     Florida State Turnpike Authority, Turnpike Revenue Bonds (Department of
                                                     Transportation), Series A:
                         AAA      Aa3        3,590    5.50% due 7/01/2016 (a)                                                  4,012
                         AA-      Aa3        2,835    5.75% due 7/01/2019                                                      3,175
                       -------------------------------------------------------------------------------------------------------------
                         A-       A3         7,135   Highlands County, Florida, Health Facilities Authority Revenue
                                                     Bonds (Adventist Health System/Sunbelt Obligated Group), Series
                                                     A, 6% due 11/15/2031                                                      7,519
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        4,500   Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric
                                                     Company Project), 6.25% due 12/01/2034 (a)                                4,928
                       -------------------------------------------------------------------------------------------------------------
                                                     Hillsborough County, Florida, School Board, COP (a):
                         AAA      Aaa       33,400    6% due 7/01/2009 (j)                                                    39,925
                         NR*      Aaa        6,600    5.375% due 7/01/2026                                                     6,860
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        1,300   Indian River County, Florida, Water and Sewer Revenue Refunding
                                                     Bonds, Series A, 5.25% due 9/01/2018 (h)                                  1,413
                       -------------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations

To simplify the listings of MuniHoldings Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family


                                     6 & 7

                            MuniHoldings Florida Insured Fund, February 28, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's      Face
STATE                  Ratings  Ratings     Amount   Issue                                                                   Value
====================================================================================================================================
Florida                  AAA      NR*      $ 2,415   Jacksonville, Florida, Electric Authority, Electric System Revenue
(continued)                                          Refunding Bonds, Series 3-A, 6% due 10/01/2030 (a)                      $ 2,632
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        7,305   Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding
                                                     and Improvement Bonds, 5.25% due 10/01/2032 (h)                           7,612
                       -------------------------------------------------------------------------------------------------------------
                                                     Jacksonville, Florida, Port Authority, Airport Revenue Bonds, AMT,
                                                     Series A (h):
                         AAA      Aaa        1,295    6.10% due 10/01/2018                                                     1,439
                         AAA      Aaa        8,385    6.25% due 10/01/2024                                                     9,248
                       -------------------------------------------------------------------------------------------------------------
                                                     Jacksonville, Florida, Port Authority, Seaport Revenue Bonds, AMT:
                         NR*      Aaa        1,130    5.625% due 11/01/2010 (j)                                                1,317
                         NR*      Aaa        1,870    5.625% due 11/01/2026 (a)                                                1,959
                       -------------------------------------------------------------------------------------------------------------
                                                     Jacksonville, Florida, Sales Tax Revenue Bonds (b):
                         AAA      Aaa        2,000    5.50% due 10/01/2016                                                     2,241
                         AAA      Aaa        3,800    5.50% due 10/01/2018                                                     4,205
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        1,500   Jacksonville, Florida, Water and Sewer Revenue Bonds (United
                                                     Water Florida Project), AMT, 6.35% due 8/01/2025 (b)                      1,650
                       -------------------------------------------------------------------------------------------------------------
                                                     Lee County, Florida, Airport Revenue Bonds (c):
                         AAA      Aaa       19,925    AMT, Series A, 6% due 10/01/2029                                        22,114
                         AAA      Aaa        1,000    Series B, 5.75% due 10/01/2033                                           1,089
                       -------------------------------------------------------------------------------------------------------------
                                                     Lee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (d)(g):
                         NR*      Aaa          775    (Multi-County Program), Series A-1, 7.20% due 3/01/2033                    871
                         NR*      Aaa        2,170    Series A-6, 6.45% due 3/01/2031 (e)                                      2,420
                       -------------------------------------------------------------------------------------------------------------
                         NR*      Aaa        2,350   Lee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                                     AMT, Series A-2, 6.30% due 3/01/2029 (d)(e)(g)                            2,593
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        2,655   Lee County, Florida, School Board COP, Series A, 5% due 8/01/2018 (c)     2,827
                       -------------------------------------------------------------------------------------------------------------
                         NR*      Aaa        2,945   Manatee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                                     AMT, Sub-Series 1, 6.25% due 11/01/2028 (d)                               3,254
                       -------------------------------------------------------------------------------------------------------------
                         AAA      NR*        2,000   Miami Beach, Florida, Redevelopment Agency, Tax Increment Revenue
                                                     Bonds, City Center Tax Allocation (Historic Village), AMT, 5.875% due
                                                     12/01/2022 (a)                                                            2,167
                       -------------------------------------------------------------------------------------------------------------
                                                     Miami Beach, Florida, Stormwater Revenue Bonds (h):
                         AAA      Aaa        1,630    5.75% due 9/01/2016                                                      1,865
                         AAA      Aaa        1,000    5.25% due 9/01/2020                                                      1,066
                         AAA      Aaa        4,400    5.25% due 9/01/2025                                                      4,593
                         AAA      Aaa        1,910    5.375% due 9/01/2030                                                     2,005
                       -------------------------------------------------------------------------------------------------------------
                                                     Miami Beach, Florida, Water and Sewer Revenue Bonds (b):
                         AAA      Aaa        2,690    5.625% due 9/01/2018                                                     2,997
                         AAA      Aaa       10,600    5.75% due 9/01/2025                                                     11,619
                       -------------------------------------------------------------------------------------------------------------
                                                     Miami-Dade County, Florida, Aviation Revenue Bonds (Miami International
                                                     Airport), AMT, Series A (h):
                         AAA      Aaa        1,000    5.45% due 10/01/2012                                                     1,097
                         AAA      Aaa        1,385    5.55% due 10/01/2013                                                     1,521
                         AAA      Aaa        6,000    6% due 10/01/2024                                                        6,773
                         AAA      Aaa       10,000    6% due 10/01/2029                                                       11,239
                       -------------------------------------------------------------------------------------------------------------
                                                     Miami-Dade County, Florida, Educational Facilities Authority Revenue
                                                     Bonds, Series A (b):
                         AAA      Aaa        1,000    5.50% due 4/01/2019                                                      1,092
                         AAA      Aaa       19,425    6% due 4/01/2023                                                        21,707
                         AAA      Aaa        5,000    (University of Miami), 5.75% due 4/01/2029                               5,444
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa       22,780   Miami-Dade County, Florida, Expressway Authority, Toll System
                                                     Revenue Bonds, 6.375% due 7/01/2010 (h)(j)(k)                            27,893
                       -------------------------------------------------------------------------------------------------------------
                         NR*      Aaa        6,705   Miami-Dade County, Florida, GO (Parks Program), 6% due 11/01/2024 (h)     7,673
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        2,185   Miami-Dade County, Florida, HFA, M/F Mortgage Revenue Bonds (Marbrisa
                                                     Apartments Project), AMT, Series 2A, 6% due 8/01/2026 (c)                 2,351
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        5,605   Miami-Dade County, Florida, Health Facilities Authority, Hospital
                                                     Revenue Refunding Bonds (Miami Children's Hospital), Series A, 5.625%
                                                     due 8/15/2014 (b)                                                         6,433
                       -------------------------------------------------------------------------------------------------------------
                                                     Miami-Dade County, Florida, IDA, IDR (b):
                         AAA      Aaa        5,100    (Airis Miami II LLC Project), AMT, 6% due 10/15/2019                     5,671
                         AAA      Aaa        3,280    (BAC Funding Corporation Project), Series A, 5.25% due 10/01/2020        3,520
                       -------------------------------------------------------------------------------------------------------------
                                                     Miami-Dade County, Florida, Solid Waste System Revenue Bond (c):
                         AAA      Aaa        2,945    5.50% due 10/01/2015                                                     3,309
                         AAA      Aaa        3,105    5.50% due 10/01/2016                                                     3,469
                       -------------------------------------------------------------------------------------------------------------
                                                     Nassau County, Florida, Public Improvement Revenue Refunding Bonds (a):
                         AAA      Aaa        1,035    5.75% due 5/01/2016                                                      1,177
                         AAA      Aaa        1,095    5.75% due 5/01/2017                                                      1,240
                         AAA      Aaa        1,155    5.75% due 5/01/2018                                                      1,303
                         AAA      Aaa        1,225    5.75% due 5/01/2019                                                      1,376
                       -------------------------------------------------------------------------------------------------------------
                         NR*      Aaa          645   Orange County, Florida, HFA, Homeowner Revenue Refunding Bonds,
                                                     AMT, Series B-1, 6.20% due 9/01/2029 (d)(g)                                 689
                       -------------------------------------------------------------------------------------------------------------
                         NR*      Aaa        2,375   Orange County, Florida, HFA, M/F Housing Revenue Bonds, Series A,
                                                     6.40% due 1/01/2031 (a)                                                   2,603
                       -------------------------------------------------------------------------------------------------------------
                         AAA      NR*        5,435   Orange County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.85%
                                                     due 10/01/2027 (d)(g)                                                     5,661
                       -------------------------------------------------------------------------------------------------------------
                                                     Orange County, Florida, Health Facilities Authority, Hospital
                                                     Revenue Bonds:
                         A-       A3         2,900    (Adventist Health System), 6.25% due 11/15/2024                          3,089
                         A-       A2         9,220    (Orlando Regional Healthcare), 6% due 12/01/2029                         9,663
                         AAA      Aaa        5,000    (Orlando Regional Healthcare), Series A, 6.25% due 10/01/2018 (a)        6,131
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        5,630   Orange County, Florida, Sales Tax Revenue Refunding Bonds, Series B,
                                                     5% due 1/01/2025 (h)                                                      5,770
                       -------------------------------------------------------------------------------------------------------------
                         NR*      Aaa        1,300   Orange County, Florida, School Board COP, 5.50% due 8/01/2025 (b)         1,375
                       -------------------------------------------------------------------------------------------------------------
                                                     Orange County, Florida, Tourist Development, Tax Revenue Bonds (b):
                         AAA      Aaa        5,710    5.375% due 10/01/2018                                                    6,240
                         AAA      Aaa       31,745    5.75% due 10/01/2025                                                    35,174
                         AAA      Aaa        2,000    5.50% due 10/01/2031                                                     2,100
                         AAA      Aaa       27,075    5.50% due 10/01/2032                                                    28,847
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa          350   Orlando and Orange County Expressway Authority, Florida, Expressway
                                                     Revenue Bonds, Junior Lien, 6.50% due 7/01/2011 (h)                         429
                       -------------------------------------------------------------------------------------------------------------
                                                     Osceola County, Florida, Infrastructure Sales Surplus Tax Revenue
                                                     Bonds (b):
                         NR*      Aaa        3,155    5.375% due 10/01/2018                                                    3,469
                         NR*      Aaa        7,680    5.25% due 10/01/2025                                                     8,039
                       -------------------------------------------------------------------------------------------------------------
                                                     Osceola County, Florida, Sales Tax Revenue Bonds (h):
                         NR*      Aaa        2,065    5.625% due 6/01/2016                                                     2,342
                         NR*      Aaa        1,605    5.625% due 6/01/2017                                                     1,810
                         NR*      Aaa        1,075    5.625% due 6/01/2018                                                     1,207
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        5,560   Osceola County, Florida, Tourist Development Tax Revenue Bonds,
                                                     Series A, 5.50% due 10/01/2027 (h)                                        5,962
                       -------------------------------------------------------------------------------------------------------------

                                     8 & 9

                            MuniHoldings Florida Insured Fund, February 28, 2003

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P    Moody's      Face
STATE                  Ratings  Ratings     Amount   Issue                                                                   Value
===================================================================================================================================
Florida                                              Palm Beach County, Florida, GO (Liquid Acquisition Program),
(concluded)                                          Series B (a):
                         AAA      Aaa      $ 4,605    5.75% due 8/01/2016                                                   $ 5,256
                         AAA      Aaa        5,330    5.75% due 8/01/2018                                                     5,927
                       -------------------------------------------------------------------------------------------------------------
                         NR*      Aaa          655   Palm Beach County, Florida, HFA, S/F Homeowner Revenue Refunding
                                                     Bonds, AMT, Series A-1, 6.05% due 10/01/2020 (a)(d)(g)                     702
                       -------------------------------------------------------------------------------------------------------------
                                                     Palm Beach County, Florida, Public Improvement Revenue Bonds
                                                     (Convention Center Project) (h):
                         AAA      Aaa        2,665    5.625% due 11/01/2018                                                   2,986
                         AAA      Aaa        2,835    5.625% due 11/01/2019                                                   3,154
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        6,115   Palm Beach County, Florida, School Board COP, Refunding, Series
                                                     B, 5.375% due 8/01/2017 (b)                                              6,737
                       -------------------------------------------------------------------------------------------------------------
                                                     Palm Beach County, Florida, School Board COP, Series A:
                         AAA      Aaa        5,070    6% due 8/01/2010 (h)(j)                                                 6,089
                         AAA      Aaa       13,205    6.25% due 8/01/2010 (h)(j)                                             16,076
                         AAA      Aaa        4,235    5.50% due 8/01/2016 (b)                                                 4,761
                       -------------------------------------------------------------------------------------------------------------
                         AAA      NR*        4,185   Pinellas County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County
                                                     Program), AMT, Series A, 6.70% due 2/01/2028 (d)(g)                      4,347
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        9,885   Polk County, Florida, School Board COP, Master Lease, Series A,
                                                     5.50% due 1/01/2025 (c)                                                 10,547
                       -------------------------------------------------------------------------------------------------------------
                         NR*      Aaa        5,600   Polk County, Florida, Utility System Revenue Bonds, 5% due
                                                     10/01/2029 (h)                                                           5,725
                       -------------------------------------------------------------------------------------------------------------
                         NR*      Aaa        9,645   Pompano Beach, Florida, Water and Sewer Revenue Bonds, 6% due
                                                     7/01/2020 (h)                                                           10,950
                       -------------------------------------------------------------------------------------------------------------
                                                     Saint John's County, Florida, IDA, IDR, Refunding (Professional
                                                     Golf Project) (a):
                         AAA      Aaa        1,275    5.50% due 9/01/2015                                                     1,445
                         AAA      Aaa        1,345    5.50% due 9/01/2016                                                     1,515
                         AAA      Aaa        1,420    5.50% due 9/01/2017                                                     1,589
                         AAA      Aaa        1,500    5.50% due 9/01/2018                                                     1,669
                       -------------------------------------------------------------------------------------------------------------
                         NR*      Aaa        4,055   Saint Lucie County, Florida, School Board, COP, 6.25% due 7/01/2010
                                                     (c)(j)                                                                   4,932
                       -------------------------------------------------------------------------------------------------------------
                                                     Saint Lucie County, Florida, School Board, COP, Refunding (c):
                         NR*      Aaa        1,270    Series A, 5.50% due 7/01/2015                                           1,434
                         NR*      Aaa        1,345    Series A, 5.50% due 7/01/2016                                           1,511
                         NR*      Aaa        1,420    Series A, 5.50% due 7/01/2017                                           1,584
                         NR*      Aaa        1,495    Series A, 5.50% due 7/01/2018                                           1,659
                         NR*      Aaa        1,000    Series C, 5.50% due 7/01/2015                                           1,129
                         NR*      Aaa        1,050    Series C, 5.50% due 7/01/2016                                           1,179
                         NR*      Aaa        1,105    Series C, 5.50% due 7/01/2017                                           1,233
                         NR*      Aaa        1,170    Series C, 5.50% due 7/01/2018                                           1,298
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        3,250   Saint Lucie, Florida, West Services District, Utility Revenue
                                                     Refunding Bonds, Senior Lien, 6% due 10/01/2022 (a)                      3,683
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        1,840   Seacoast, Florida, Utility Authority, Water and Sewer Utility
                                                     System Revenue Refunding Bonds, Series A, 5.50% due 3/01/2018 (h)        2,131
                       -------------------------------------------------------------------------------------------------------------
                                                     Sunrise, Florida, Utility System Revenue Refunding Bonds (b):
                         AAA      Aaa        7,000    5.50% due 10/01/2018                                                    8,085
                         AAA      Aaa        2,250    5.20% due 10/01/2022                                                    2,417
                         AAA      Aaa        1,545    5% due 10/01/2028                                                       1,605
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        2,430   Sunrise Lakes, Florida, Phase 4 Recreation District, Refunding
                                                     Bonds, GO, 5.25% due 8/01/2024 (b)                                       2,506
                       -------------------------------------------------------------------------------------------------------------
                                                     Tallahassee, Florida, Lease Revenue Bonds (Florida State University
                                                     Project), Series A (a):
                         AAA      Aaa        2,800    5.25% due 8/01/2023                                                     2,936
                         AAA      Aaa        1,000    5.375% due 8/01/2026                                                    1,053
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa       30,335   Tampa Bay, Florida, Water Utility System Revenue Bonds, 6% due
                                                     10/01/2011 (h)(j)                                                       36,431
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa       14,750   Tampa, Florida, Sports Authority Revenue Bonds (Local Option Sales
                                                     Tax--Stadium Project), 5.25% due 1/01/2027 (a)                          15,186
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        5,450   Tampa, Florida, Water and Sewer Revenue Bonds, 5.50% due
                                                     10/01/2009 (a)(j)                                                        6,387
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        3,835   Taylor County, Florida, Sales Tax Revenue Bonds, 6% due
                                                     10/01/2025 (h)                                                           4,379
===================================================================================================================================
New Jersey--1.4%         A        A1         8,250   Tobacco Settlement Financing Corporation of New Jersey Revenue
                                                     Bonds, 6.75% due 6/01/2039                                               7,978
===================================================================================================================================
Puerto Rico--4.3%        A-       Baa1       3,000   Puerto Rico Commonwealth, GO, Public Improvement, 6% due 7/01/2005       3,344
                       -------------------------------------------------------------------------------------------------------------
                         A-       Aaa        6,500   Puerto Rico Commonwealth, GO, RIB, Series 365, 6% due 7/01/2005
                                                     (a)(f)(j)                                                                7,992
                       -------------------------------------------------------------------------------------------------------------
                         A        Baa1      10,125   Puerto Rico Commonwealth Highway and Transportation Authority,
                                                     Transportation Revenue Bonds, Series B, 6% due 7/01/2026                11,158
                       -------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        2,725   Puerto Rico Industrial Tourist, Educational, Medical and Environmental
                                                     Control Facilities Revenue Bonds (University Plaza Project), Series A,
                                                     5.625% due 7/01/2019 (a)                                                 3,041
                       -------------------------------------------------------------------------------------------------------------
                                                     Total Municipal Bonds (Cost--$863,844)--158.5%                         936,664
===================================================================================================================================
                                            Shares
                                             Held    Short-Term Securities
===================================================================================================================================
                                            11,635   Merrill Lynch Institutional Tax-Exempt Fund (m)                         11,635
                       -------------------------------------------------------------------------------------------------------------
                                                     Total Short-Term Securities (Cost--$11,635)--2.0%                       11,635
===================================================================================================================================
Total Investments (Cost--$875,479)--160.5%                                                                                  948,299

Variation Margin on Financial Futures Contracts**--0.0%                                                                         177

Other Assets Less Liabilities--1.0%                                                                                           5,549

Preferred Shares at Redemption Value--(61.5%)                                                                              (363,284)
                                                                                                                          ---------
Net Assets Applicable to Common Shares--100.0%                                                                            $ 590,741
                                                                                                                          =========
===================================================================================================================================

(a)   MBIA Insured.
(b)   AMBAC Insured.
(c)   FSA Insured.
(d)   GNMA Collateralized.
(e)   FHLMC Collateralized.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2003.
(g)   FNMA Collateralized.
(h)   FGIC Insured.
(i)   FHA Insured.
(j)   Prerefunded.
(k) All or a portion of security held as collateral in connection with open financial futures contracts.
(l)   Radian Insured.
(m) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
   -----------------------------------------------------------------------------
                                                               Net      Dividend
   Affiliate                                                 Activity    Income
   -----------------------------------------------------------------------------
   Merrill Lynch Institutional Tax-Exempt Fund                11,075      $57
   -----------------------------------------------------------------------------

 * Not Rated.
** Financial futures contracts sold as of February 28, 2003 were as follows:

                                                                  (in Thousands)
   -----------------------------------------------------------------------------
   Number of                                  Expiration
   Contracts             Issue                   Date                Value
   -----------------------------------------------------------------------------
      435           U.S. Treasury             March 2003            $50,773
   -----------------------------------------------------------------------------
   Total Financial Futures Contracts Sold
   (Total Contract Price--$49,112)                                  $50,773
                                                                    =======
   -----------------------------------------------------------------------------

   See Notes to Financial Statements.

                                    10 & 11

                            MuniHoldings Florida Insured Fund, February 28, 2003

STATEMENT OF NET ASSETS

                         As of February 28, 2003
===================================================================================================================================
Assets:                  Investments, at value (identified cost--$875,479,330) ......................                  $948,299,361
                         Cash .......................................................................                        42,172
                         Receivables:
                           Interest .................................................................   $ 14,814,483
                           Securities sold ..........................................................      5,245,000
                           Dividends ................................................................            316     20,059,799
                                                                                                        ------------
                         Prepaid expenses ...........................................................                        12,938
                                                                                                                       ------------
                         Total assets ...............................................................                   968,414,270
                                                                                                                       ------------
===================================================================================================================================
Liabilities:             Payables:
                           Securities purchased .....................................................     13,617,916
                           Investment adviser .......................................................        367,334
                           Variation margin .........................................................        176,719
                           Dividends to Common Shareholders .........................................        145,682     14,307,651
                                                                                                        ------------
                         Accrued expenses ...........................................................                        81,223
                                                                                                                       ------------
                         Total liabilities ..........................................................                    14,388,874
                                                                                                                       ------------
===================================================================================================================================
Preferred Shares:        Preferred Shares, par value $.10 per share (2,095 Series A shares, 3,495
                         Series B shares, 3,440 Series C shares, 2,160 Series D shares and 3,340
                         Series E shares of AMPS* issued and outstanding at $25,000 per share
                         liquidation preference) ....................................................                   363,283,912
                                                                                                                       ------------
===================================================================================================================================
Net Assets Applicable    Net assets applicable to Common Shares .....................................                  $590,741,484
To Common Shares:                                                                                                      ============
===================================================================================================================================
Analysis of Net          Common Shares, par value $.10 per share (37,628,592 shares issued and
Assets Applicable to     outstanding) ...............................................................                  $  3,762,859
Common Shares:           Paid-in capital in excess of par ...........................................                   570,474,526
                         Undistributed investment income--net .......................................   $  7,426,808
                         Accumulated realized capital losses on investments--net ....................    (62,081,975)
                         Unrealized appreciation on investments--net ................................     71,159,266
                                                                                                        ------------
                         Total accumulated earnings--net ............................................                    16,504,099
                                                                                                                       ------------
                         Total--Equivalent to $15.70 net asset value of Common Share
                         (market price--$14.61) .....................................................                  $590,741,484
                                                                                                                       ============
===================================================================================================================================

                       * Auction Market Preferred Shares.
                         See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Six Months Ended February 28, 2003
===================================================================================================================================
Investment               Interest ....................................................................                 $ 24,687,127
Income:                  Dividends ...................................................................                       57,445
                                                                                                                       ------------
                         Total income ................................................................                   24,744,572
                                                                                                                       ------------
===================================================================================================================================
Expenses:                Investment advisory fees ....................................................   $ 2,574,273
                         Commission fees .............................................................       457,781
                         Accounting services .........................................................       135,942
                         Transfer agent fees .........................................................        40,463
                         Professional fees ...........................................................        32,977
                         Custodian fees ..............................................................        23,429
                         Printing and shareholder reports ............................................        20,205
                         Trustees' fees and expenses .................................................        18,613
                         Listing fees ................................................................        15,715
                         Pricing fees ................................................................        14,867
                         Other .......................................................................        27,379
                                                                                                         -----------
                         Total expenses before reimbursement .........................................     3,361,644
                         Reimbursement of expenses ...................................................      (196,073)
                                                                                                         -----------
                         Total expenses after reimbursement ..........................................                    3,165,571
                                                                                                                       ------------
                         Investment income--net ......................................................                   21,579,001
                                                                                                                       ------------
===================================================================================================================================
Realized &               Realized gain on investments--net ...........................................                    1,354,991
Unrealized Gain          Change in unrealized appreciation on investments--net .......................                    7,773,449
On Investments--Net:                                                                                                   ------------
                         Total realized and unrealized gain on investments--net ......................                    9,128,440
                                                                                                                       ------------
===================================================================================================================================
Dividends to Preferred   Investment income--net ......................................................                   (2,095,656)
Shareholders:                                                                                                          ------------
                         Net Increase in Net Assets Resulting from Operations ........................                 $ 28,611,785
                                                                                                                       ============
===================================================================================================================================

      See Notes to Financial Statements.

                                    12 & 13

                            MuniHoldings Florida Insured Fund, February 28, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        For the Six       For the
                                                                                                       Months Ended     Year Ended
                                                                                                       February 28,     August 31,
                         Increase (Decrease) in Net Assets:                                                2003            2002
====================================================================================================================================
Operations:              Investment income--net ....................................................   $ 21,579,001    $ 43,232,492
                         Realized gain (loss) on investments--net ..................................      1,354,991      (1,265,683)
                         Change in unrealized appreciation on investments--net .....................      7,773,449       4,002,745
                         Dividends and distributions to Preferred Shareholders .....................     (2,095,656)     (5,450,131)
                                                                                                       ------------    ------------
                         Net increase in net assets resulting from operations ......................     28,611,785      40,519,423
                                                                                                       ------------    ------------
====================================================================================================================================
Dividends &              Investment income--net ....................................................    (17,873,581)    (35,655,838)
Distributions to         Realized gain on investments--net .........................................             --        (110,854)
Common Shareholders:                                                                                   ------------    ------------
                         Net decrease in net assets resulting from dividends and
                         distributions to Common Shareholders ......................................    (17,873,581)    (35,766,692)
                                                                                                       ------------    ------------
====================================================================================================================================
Net Assets               Total increase in net assets applicable to Common Shares ..................     10,738,204       4,752,731
Applicable to            Beginning of period .......................................................    580,003,280     575,250,549
Common Shares:                                                                                         ------------    ------------
                         End of period* ............................................................   $590,741,484    $580,003,280
                                                                                                       ============    ============
====================================================================================================================================
                        *Undistributed investment income--net ......................................   $  7,426,808    $  5,817,044
                                                                                                       ============    ============
====================================================================================================================================

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived  For the Six            For the Year Ended
                     from information provided in the financial statements.    Months Ended                August 31,
                                                                               February 28, --------------------------------------
                     Increase (Decrease) in Net Asset Value:                       2003       2002      2001      2000      1999
==================================================================================================================================
Per Share            Net asset value, beginning of period .....................  $  15.41   $  15.29  $  13.85  $  13.84  $  16.03
Operating                                                                        --------   --------  --------  --------  --------
Performance:+        Investment income--net ...................................       .57++     1.14      1.02       .93      1.14
                     Realized and unrealized gain (loss) on investments--net ..       .26        .06      1.42       .08     (1.77)
                       Dividends and distributions to Preferred Shareholders:
                         Investment income--net ...............................      (.06)      (.13)     (.22)     (.21)     (.23)
                         Realized gain on investments--net ....................        --         --@@      --        --      (.03)
                         In excess of realized gain on investments--net .......        --         --        --        --      (.10)
                     Capital write-off (charge) resulting from issuance of
                     Preferred Shares .........................................        --         --        --@@      --        --
                                                                                 --------   --------  --------  --------  --------
                     Total from investment operations .........................       .77       1.07      2.22       .80      (.99)
                                                                                 --------   --------  --------  --------  --------
                     Less dividends and distributions to Common Shareholders:
                       Investment income--net .................................      (.48)      (.95)     (.78)     (.79)     (.86)
                       Realized gain on investments--net ......................        --         --@@      --        --      (.07)
                       In excess of realized gain on investments--net .........        --         --        --        --      (.27)
                                                                                 --------   --------  --------  --------  --------
                     Total dividends and distributions to Common Shareholders .      (.48)      (.95)     (.78)     (.79)    (1.20)
                                                                                 --------   --------  --------  --------  --------
                     Net asset value, end of period ...........................  $  15.70   $  15.41  $  15.29  $  13.85  $  13.84
                                                                                 ========   ========  ========  ========  ========
                     Market price per share, end of period ....................  $  14.61   $  14.66  $  14.04  $11.6875  $  12.75
                                                                                 ========   ========  ========  ========  ========
==================================================================================================================================
Total Investment     Based on market price per share ..........................      2.98%@    11.63%    27.82%    (1.96%)   (6.80%)
Return:**                                                                        ========   ========  ========  ========  ========
                     Based on net asset value per share .......................      5.28%@     7.75%    17.47%     7.03%    (6.51%)
                                                                                 ========   ========  ========  ========  ========
==================================================================================================================================
Ratios Based on      Total expenses, net of reimbursement and excluding
Average Net Assets   reorganization expenses*** ...............................      1.10%*     1.13%     1.14%     1.18%     1.18%
Of Common Shares:                                                                ========   ========  ========  ========  ========
                     Total expenses, excluding reorganization expenses*** .....      1.17%*     1.20%     1.23%     1.30%     1.26%
                                                                                 ========   ========  ========  ========  ========
                     Total expenses*** ........................................      1.17%*     1.21%     1.26%     1.45%     1.26%
                                                                                 ========   ========  ========  ========  ========
                     Total investment income--net*** ..........................      7.50%*     7.71%     7.88%     8.65%     7.34%
                                                                                 ========   ========  ========  ========  ========
                     Amount of dividends to Preferred Shareholders ............       .73%*      .96%     2.31%     3.05%     1.50%
                                                                                 ========   ========  ========  ========  ========
                     Investment income--net, to Common Shareholders ...........      6.77%*     6.75%     5.57%     5.60%     5.84%
                                                                                 ========   ========  ========  ========  ========
==================================================================================================================================
Ratios Based on      Total expenses, net of reimbursement and excluding
Average Net Assets   reorganization expenses ..................................       .68%*      .69%      .68%      .67%      .73%
Of Common &                                                                      ========   ========  ========  ========  ========
Preferred Shares:*** Total expenses, excluding reorganization expenses ........       .72%*      .73%      .74%      .74%      .77%
                                                                                 ========   ========  ========  ========  ========
                     Total expenses ...........................................       .72%*      .73%      .75%      .83%      .77%
                                                                                 ========   ========  ========  ========  ========
                     Total investment income--net .............................      4.61%*     4.68%     4.71%     4.95%     4.51%
                                                                                 ========   ========  ========  ========  ========
==================================================================================================================================
Ratios Based on      Dividends to Preferred Shareholders ......................      1.16%*     1.49%     3.43%     4.08%     2.39%
Average Net Assets                                                               ========   ========  ========  ========  ========
Of Preferred Shares:
==================================================================================================================================
Supplemental         Net assets applicable to Common Shares, end of period
Data:                (in thousands) ...........................................  $590,741   $580,003  $575,251  $467,961  $149,395
                                                                                 ========   ========  ========  ========  ========
                     Preferred Shares outstanding, end of period (in thousands)  $363,250   $363,250  $363,250  $328,250  $104,750
                                                                                 ========   ========  ========  ========  ========
                     Portfolio turnover .......................................      9.66%     13.89%    47.50%   105.22%   120.70%
                                                                                 ========   ========  ========  ========  ========
==================================================================================================================================
Leverage:            Asset coverage per $1,000 ................................  $  2,626   $  2,597  $  2,584  $  2,426  $  2,426
                                                                                 ========   ========  ========  ========  ========
==================================================================================================================================
Dividends Per Share  Series A--Investment income--net .........................  $    128   $    362  $    885  $    985  $    606
On Preferred Shares                                                              ========   ========  ========  ========  ========
Outstanding:         Series B--Investment income--net .........................  $    147   $    375  $    754  $    984  $    598
                                                                                 ========   ========  ========  ========  ========
                     Series C--Investment income--net .........................  $    138   $    369  $    889  $    610        --
                                                                                 ========   ========  ========  ========  ========
                     Series D--Investment income--net .........................  $    152   $    368  $    855  $    595        --
                                                                                 ========   ========  ========  ========  ========
                     Series E--Investment income--net .........................  $    153   $    381  $    850  $    585        --
                                                                                 ========   ========  ========  ========  ========
==================================================================================================================================

*    Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***  Do not reflect the effect of dividends to Preferred Shareholders.
+ Certain prior year amounts have been reclassified to conform with current year presentation.
++   Based on average shares outstanding.
@    Aggregate total investment return.
@@   Amount is less than $.01 per share.

     See Notes to Financial Statements.

                                     14 & 15

                            MuniHoldings Florida Insured Fund, February 28, 2003

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund, (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund will determine and make available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFL. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund is authorized to enter into forward interest rate swaps for the purpose of hedging the interest rate risk on portfolio securities. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the six months ended February 28, 2003, FAM earned fees of $2,574,273, of which $186,791 was waived. For the six months ended February 28, 2003, FAM reimbursed the Fund in the amount of $9,282.

For the six months ended February 28, 2003, the Fund reimbursed FAM $11,523 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2003 were $82,413,882 and $79,155,759, respectively.

Net realized gains (losses) for the six months ended February 28, 2003 and net unrealized gains (losses) as of February 28, 2003 were as follows:

-------------------------------------------------------------------------------
                                                   Realized        Unrealized
                                                Gains (Losses)   Gains (Losses)
-------------------------------------------------------------------------------
Long-term investments .........................  $ 2,378,437      $72,820,031
Financial futures contracts ...................   (1,023,446)      (1,660,765)
                                                 -----------      -----------
Total .........................................  $ 1,354,991      $71,159,266
                                                 ===========      ===========
-------------------------------------------------------------------------------

As of February 28, 2003, net unrealized appreciation for Federal income tax purposes aggregated $72,206,388, of which $72,325,100 related to appreciated securities and $118,712 related to depreciated securities. The aggregate cost of investments at February 28, 2003 for Federal income tax purposes was $876,092,973.

4. Share Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding for the six months ended February 28, 2003 and for the year ended August 31, 2002, remained constant.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are redeemable Preferred Shares of the Fund, with a par value

                                    16 & 17

                            MuniHoldings Florida Insured Fund, February 28, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at February 28, 2003 were as follows: Series A, 1.02%; Series B, 1.02%; Series C, 1.02%; Series D, 1.02% and Series E, 1.02%.

Shares issued and outstanding for the six months ended February 28, 2003 and for the year ended August 31, 2002, remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended February 28, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $249,043 as commissions.

5. Capital Loss Carryforward:

On August 31, 2002, the Fund had a net capital loss carryforward of $59,696,283, of which $7,768,611 expires in 2006, $25,529,487 expires in 2007, $9,834,324 expires in 2008 and $16,563,861 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Shares in the amount of $.080000 per share payable on March 28, 2003 to shareholders of record as of March 17, 2003.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MFL

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

MuniHoldings Florida Insured Fund seeks to provide shareholders with current income exempt from Federal income tax. The Fund also seeks to offer shareholders the opportunity to own shares, the value of which is exempt from Florida intangible personal property tax. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property tax.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Florida Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Florida Insured Fund
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper            #HOLDFL--2/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

      (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

      (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

      (e)(2) Disclose the percentage of services described in each of paragraphs
             (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

      (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

      (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8 -- Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A (not answered until July 15, 2003 and only annually for funds)

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniHoldings Florida Insured Fund

By: /s/ Terry K. Glenn
    ---------------------------------
    Terry K. Glenn,
    President of
    MuniHoldings Florida Insured Fund

Date: April 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Terry K. Glenn
    ---------------------------------
    Terry K. Glenn,
    President of
    MuniHoldings Florida Insured Fund

Date: April 21, 2003

By: /s/ Donald C. Burke
    ---------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniHoldings Florida Insured Fund

Date: April 21, 2003